                                                                 Exhibit 99.2


                                                          FLYWHEELS


[CUT-AWAY ILLUSTRATION OF BEACON POWER'S 6kWh FLYWHEEL UNIT]

                                       THE REVOLUTION OF POWER


CIBC WORLD MARKETS


GLOBAL ENERGY CONFERENCE


                                                  BILL CAPP, CEO

Forward Looking Statements


  The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
      for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to business development activities as well as other capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Beacon Power. For more information regarding these risks and uncertainties, review Beacon Power's filings with the Securities and Exchange
        Commission, including Beacon Power's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.


                                                   [BEACON POWER LOGO](TM)

BILL CAPP - PRESIDENT & CEO


| |      Group President - Bracknell Corporation Telecommunications

| |      President - York International Northfield Division

| |      General Manager - Ingersoll-Rand Centrifugal Compressor Division

| |      Sales Responsibility of $60 - $300 million

| |      Track record of sales and earnings growth


                                                   [BEACON POWER LOGO](TM)

BEACON POWER CORPORATION


                                         [PHOTOGRAPH OF BEACON POWER EMPLOYEES]


| |      MANUFACTURE COMPOSITE FLYWHEEL ENERGY SYSTEMS

| |      HEADQUARTERED IN WILMINGTON, MA

| |      TOTAL INVESTMENT OF $96 MILLION

         --> Initial Public Offering $55 million

         --> Private investment of $41 million


                                                   [BEACON POWER LOGO](TM)

PRODUCTION CAPABILITY


                         [4 PHOTOGRAPHS OF BEACON POWER'S WILMINGTON FACILITY]


| |      ASSEMBLY AND TEST IN WILMINGTON FACILITY

| |      FLOW MANUFACTURING

| |      52,000 SQ FT

| |      14 SPIN PITS - INSIDE

| |      6 SPINS PITS - OUTSIDE


                                                   [BEACON POWER LOGO](TM)

BEACON'S SIGNIFICANT ACHIEVEMENTS


| |      CREATED THE LEADING COMPOSITE FLYWHEEL ORGANIZATION

         | | Beacon's 6kWh flywheel was developed in less than one year - tripled energy storage of prior unit

         | |      Achieved UL approvals for flywheel and electronics

         | |      Passed Zone 4 earthquake testing

| |      HIGHEST STORED ENERGY FLYWHEEL IN COMMERCIAL USE

| |      DESIGNED FOR ZERO MAINTENANCE FOR 20 YEARS

         | |      Over 120,000 hours of use without flywheel failure

         | |      Proprietary no maintenance bearing system

         | |      Patented self-contained vacuum system


                                                   [BEACON POWER LOGO](TM)

BEACON'S SMART ENERGY(R) PRODUCTS


[CUT-AWAY ILLUSTRATION OF BEACON POWER'S 6kWh FLYWHEEL UNIT]


[CALLOUTS]:

EFFICIENT USE OF REAL ESTATE                   20 YEAR OPERATING LIFE
(UNDERGROUND INSTALLATION)

     SIMPLE INSTALLATION                                 UL LISTED

  HIGH CYCLIC LIFE                               TOTALLY "GREEN" PRODUCT

                 QUIET                                REMOTELY MONITORED

  FAST RECHARGE                                INSTANTANEOUS LOAD FOLLOWING
                                                    (NO DROPPED LOADS)
 INVISIBLE TO VANDALS

 NO MAINTENANCE                                  WIDE TEMPERATURE RANGE
(INTERNAL VACUUM)
(LIFETIME BEARINGS)

                            TELCORDIA LEVEL 4 EARTHQUAKE QUALIFIED


                                                   [BEACON POWER LOGO](TM)

Beacon Field Experience


[MAP OF THE UNITED STATES, AND ONTARIO, CANADA, DEPICTING BEACON POWER FLYWHEEL INSTALLATION SITES]

                                                        UNITED STATES OF AMERICA

Beacon Power Flywheel Sites  *

       Verizon - Pennsylvania (2) sites

       Cox Communication - Rhode Island & Phoenix, Arizona

       Rogers Cable - London & Ottawa, Ontario, Canada

       EPRI Tennessee

       Windbreak Cable - Nebraska (2) sites

       SDG&E - Field trial San Diego

BEACON'S STRATEGY


| |      CONTINUE TO MARKET SMART ENERGY(R) PRODUCTS

| |      CUT BURN TO INSURE 24+ MONTHS OF CASH

| |      INTRODUCE 250 / 500 kW UPS SYSTEMS UTILIZING BEACON TECHNOLOGY

| |      BECOME CASH FLOW POSITIVE BY 2005

| |      EXPAND INTO ADDITIONAL MARKETS


                                                   [BEACON POWER LOGO](TM)

THE UPS OPPORTUNITY


| |      UPS Growth


         --> Power customers are demanding technologies that improve power quality and reliability

         --> The current network provides power to users with frequent sags, surges and cuts that are detrimental to critical use facilities and processes

         --> There is a growing awareness of the availability and benefits of UPS / power quality systems


                                                   [BEACON POWER LOGO](TM)

UPS Market - over 200 kVA


[TABULAR REPRESENTATION OF BAR GRAPH]

              2002             2003             2004             2005


Millions      $925            $1,110           $1,330           $1,592



o        Source: Venture Development Corporation

o        U.S. represents 37% of worldwide market


                                                   [BEACON POWER LOGO](TM)

FLYWHEEL VALUE PROPOSITION


[GRAPHIC WITH CALLOUTS]:

POWER RELIABILITY

FLYWHEEL VALUE PROPOSITION

LOWER LIFE CYCLE COST

REMOTE MONITORING


                           o        RELIABLE OPERATION

                                    o        INSTANT RESPONSE

                                    o        CONSISTENT OPERATION THROUGH WIDE
                                             TEMPERATURE RANGE

                                    o        INCREASED CERTAINTY OF OPERATION

                           o        REMOTE MONITORING

                                    o        DESKTOP MONITORING OF 12 PARAMETERS

                                    o        TRENDING INFORMATION

                                    o        MULTIPLE FLYWHEELS ON ONE DATABASE

                           o        20 YEAR OPERATING LIFE

                                    o        MINIMAL MAINTENANCE

                                    o        REDUCED ASSETS IN THE
                                             INFRASTRUCTURE


                                                   [BEACON POWER LOGO](TM)

SUPERIORITY OF FLYWHEEL BASED UPS


FLYWHEELS

| |      RELIABLE & PREDICTABLE OPERATION/REMOTE MONITORING

| |      ENVIRONMENTALLY FRIENDLY - CAN BURY IN GROUND

| |      NO TEMPERATURE SENSITIVITY

| |      FAST RECHARGE, 10'S OF THOUSANDS CHARGE/DISCHARGE CYCLES

| |      LOWER LIFE CYCLE COST, LONGER LIFE, REDUCED MAINTENANCE


BATTERIES

| |      UNCERTAINTY OF OPERATION

| |      LEAD-ACID BATTERIES CONTAIN HAZARDOUS SOLIDS AND LIQUIDS

| |      REQUIRES TEMPERATURE CONTROLLED ENVIRONMENT

| |      SLOW RECHARGE, 100'S OF CHARGE/DISCHARGE CYCLES

| |      SHORTER LIFE, FREQUENT REPLACEMENT, HIGH MAINTENANCE


                       A NEW LEVEL OF HIGH QUALITY POWER

                                                   [BEACON POWER LOGO](TM)

BEACON UPS UNIT


                                                 [PHOTOGRAPH OF BEACON UPS UNIT]


| |      LATEST UPS TECHNOLOGY

| |      UP TO 500 kW IN ONE UNIT

| |      MUCH LOWER MAINTENANCE REQUIREMENTS

| |      CAN INSTALL MULTIPLE UNITS FOR HIGHER POWER LEVELS

| |      SMALLER FOOTPRINT VS. OTHER FLYWHEEL SYSTEMS

| |      HIGHER STORED ENERGY VS. OTHER FLYWHEEL SYSTEMS


                                                   [BEACON POWER LOGO](TM)

BEACON FLYWHEEL APPLICATIONS


[ILLUSTRATIONS OF THREE BEACON POWER FLYWHEEL UNITS]


              2kWh                 6kWh                     250kW


                 TELECOMMUNICATIONS                        ENERGY


            LOW POWER - LONG DURATION           HIGH POWER - SHORT DURATION


            8 HOURS       ------------------------------->     30 SECONDS


         Only Flywheel manufacturer offering both ends of the spectrum


                                                   [BEACON POWER LOGO](TM)

A UNIQUE BEACON OPPORTUNITY


| |      COMBINE BOTH HIGHER POWER AND HIGHER ENERGY

| |      UTILIZE BEACON PROPRIETARY TECHNOLOGY TO ACHIEVE A SUSTAINABLE
         ADVANTAGE

| |      EVALUATING SEVERAL EMERGING UTILITY RELATED OPPORTUNITIES FOR FLYWHEELS


                                                   [BEACON POWER LOGO](TM)

LEAD ACID "BATTERY FARMS"


[2 PHOTOGRAPHS OF LEAD ACID "BATTERY FARMS" - COPYRIGHT 2001, ELECTRIC POWER RESEARCH INSTITUTE]



-------------------------------------------------------------------------------
    PLANT &                        POWER                       TIME
  LOCATION
-------------------------------------------------------------------------------

BEWAG                              17 MW                       20 MIN
(GERMANY)
-------------------------------------------------------------------------------
CRESENT EMC                        500 kW                      60 MIN
(NC)
-------------------------------------------------------------------------------
PREPA                              20 MW                       20 MIN
(PUERTO RICO)
-------------------------------------------------------------------------------
HELCO                              10 MW                       90 MIN
(HAWAII)
-------------------------------------------------------------------------------
VERNON                             3 MW                        90 MIN
(CALIFORNIA)
-------------------------------------------------------------------------------

SUMMARY


| |      STRONG MANAGEMENT/ENGINEERING TEAM

| |      SUPERIOR, COMMERCIAL, PREMIUM POWER PRODUCT

         -->      UNIQUE COMBINATION OF HIGH ENERGY, RELIABILITY AND LOW
                  MAINTENANCE

         -->      STRONG PATENT POSITION: 8 PATENTS GRANTED, 14 IN PROCESS

| |      MULTI-BILLION EQUIPMENT MARKETS

         --> TELECOM, DIGITAL ECONOMY, INTERNET, POWER DEREGULATION AND ENVIRONMENTAL

         -->      WELL-POSITIONED FOR OTHER POWER APPLICATIONS

| |      CASH FOR MORE THAN 24 MONTHS


                                                   [BEACON POWER LOGO](TM)

                                                          FLYWHEELS


[CUT-AWAY ILLUSTRATION OF BEACON POWER'S 6kWh FLYWHEEL UNIT]

                                       THE REVOLUTION OF POWER


CIBC WORLD MARKETS


GLOBAL ENERGY CONFERENCE


                                                  BILL CAPP, CEO